UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

Cannabis Sativa, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-53571	20-1898270
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer I.D. No.)
Incorporation or organization)

450 Hillside Dr. #A224

Mesquite, Nevada 89027

Phone: (702) 763-3123

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a- l2 under the Exchange Act (17 CFR 240. l4a- l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in registrant’s Certifying Accountant

On May 9, 2023, Assure CPA, LLC (“Assure”) resigned as the independent registered public accounting firm, as the Company’s independent registered public accounting firm for Cannabis sativa, Inc. (“the Company’’).

The reports of Assure on the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The Board of Directors did not approve or recommend Assure’s resignation.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through May 9, 2023, there have been no disagreements with Assure on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Assure would have caused them to make reference thereto in their reports on the financial statements for such years.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through May 9, 2023, there have been no reportable events (as defined in S-K 304(a)(1)(v)).

The Company has requested that Assure furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 15, 2023, is filed as Exhibit 16 to this Form 8-K.

During the fiscal years ended December 31, 2022 and 2021 and through the date of this report, the Company has not consulted with any other independent accountant regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Registrant nor was oral advice provided that any other independent accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; nor (ii) any matter that was either the subject of a disagreement, as that term is defined in S-K 304(a)(l)(iv) and the related instructions to S-K 304, or a reportable event, as that term is defined in S-K 304(a)(1)(v).

The Company has engaged Amitai CPA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023

Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit 16.1	CBDS Form 8K Auditor Ltr.

Its: Chief Executive Officer

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannabis Sativa, Inc.

/s/ David Tobias
By: David Tobias
Its: President